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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): February 17, 2004


                          Bone Care International, Inc.

             (Exact Name of Registrant as Specified in Its Charter)


Wisconsin                              0-27854               39-1527471

(State or Other Jurisdiction           (Commission           (IRS Employer
of Incorporation)                      File Number)          Identification No.)


1600 Aspen Commons, Suite 300
Middleton, Wisconsin                                         53719
(Address of Principal Executive Offices)                     (Zip Code)

                                 (608) 662-7800
              (Registrant's Telephone number, including area code)


                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

         On February 17, 2004 the Company issued a press release, a copy of which is filed Exhibit 99.1.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits:

         99.1     Press Release issued by the Company.






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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has fully cased this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                          BONE CARE INTERNATIONAL, INC.



Date:  February 17, 2004                  By:    /s/ Brian J. Hayden
                                              ----------------------------
                                              Brian J. Hayden
                                              VP Finance






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                                  EXHIBIT INDEX

             The following exhibits are filed herewith:

Exhibit No.        Description
-----------        -----------

99.1               Press Release issued by the Company





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